                                                                    EXHIBIT 10.3

                             STOCKHOLDERS AGREEMENT

     This Stockholders Agreement (this "Agreement") is made as of the 19th day of June, 1998, by and among LKQ Corporation, a Delaware corporation (the "Company"), and the parties identified as the Stockholders on the signature page of this Agreement (the "Stockholders").

                                    RECITALS

     Each of the Stockholders owns shares of common stock, par value $.01 per share ("Common Stock"), of the Company. The Company and the Stockholders desire to promote their mutual interests by providing for certain restrictions with respect to transferring shares of Common Stock and other corporate matters, all as hereinafter set forth.

                                    COVENANTS

     1. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

     (a) "Affiliate" shall mean, with respect to any specified Person, any Person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.

     (b) "Co-Sale Pro Rata Share" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by a Stockholder bears to (ii) the sum of the total number of shares of Common Stock then held by all Stockholders.

     (c) "Electing Purchaser" shall mean each Stockholder that agrees to purchase Shares from a Transferring Stockholder pursuant to Section 3.

     (d) "Flynn Group" shall mean Donald F. Flynn and any Member of the Immediate Family of Donald F. Flynn and any Affiliate of any such Persons. For purposes of calculating the percentage of Capital Stock owned by each Stockholder under this Agreement, all members of the Flynn Group shall be deemed to be one Stockholder.

     (e) "Member of the Immediate Family" shall mean, with respect to any individual, each spouse, parent, brother, sister, or child of such individual, each spouse of any such person, each child of any of the aforementioned persons, each trust or partnership created solely for the benefit of one or more of the aforementioned persons and each custodian or guardian of any property of one or more of the aforementioned persons in his capacity as such custodian or guardian.

     (f) "New Securities" shall mean any Common Stock or other class of stock of the Company with voting rights (collectively, the "Capital Stock"), whether now authorized or not, and rights, options, or warrants to purchase the Capital Stock, and securities of any type whatsoever that are, or may become, convertible into the Capital Stock; provided, however, that "New Securities" does not include (i) securities offered to the public pursuant to a registration statement filed under the Securities Act of 1933 pursuant to approval of the Board of Directors of the Company; (ii) securities issued pursuant to the acquisition of another corporation or entity by the Company by

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merger, purchase of substantially all of the assets or other reorganization;
(iii) shares of Capital Stock (or related options) issued to employees, officers, directors or consultants of the Company pursuant to any employee stock offering, plan or arrangement approved by the Board of Directors; (iv) shares of Capital Stock issued in connection with any stock split, stock dividend or recapitalization by the Company; (v) securities issued pursuant to and in consideration of the acquisition of a license or other rights, assets or technology from third parties or by third parties from the Company (provided that such issuances are primarily for other than equity financing purposes), or in connection with any lease financings relating to the Company assets, on the condition that such issuance and acquisition is approved by the incumbent Board of Directors; or (vi) securities offered to a Person in connection with a strategic business relationship, as approved by the Board of Directors of the Company.

     (g) "Person" shall mean any individual, partnership, corporation, limited liability company, association, trust, joint venture, unincorporated organization or entity, or any government, governmental department or agency or political agency or political subdivision thereof.

     (h) "Pre-Emptive Pro Rata Share" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by a Stockholder bears to (ii) the sum of the total number of issued and outstanding shares of Common Stock.

     (i) "Shares" shall mean all shares of Common Stock or any other Capital Stock beneficially owned by the Stockholders at the time of execution of this Agreement or thereafter acquired by the Stockholders.

     (j) "Stockholder's Pro Rata Share" shall mean the ratio that (i) the sum of the number of shares of Common Stock then held by the Stockholder bears to
(ii) the sum of the total number of shares of Common Stock then held by all Stockholders (other than the Transferring Stockholder).

     (k) "Transfer" shall mean any transfer or assignment, voluntarily or involuntarily, by operation of law or otherwise, to any Person, including a sale, gift, pledge, encumbrance, hypothecation, mortgage, exchange or other form of disposition.

     2. RESTRICTIONS ON TRANSFER. Each Stockholder agrees that it will not Transfer any interest in any or all of its Shares, except as expressly permitted by this Agreement. No Transfer or purported Transfer of Shares in contravention of this Agreement shall be effective for any purpose or confer upon any transferee or purported transferee any rights whatsoever. Notwithstanding the foregoing, a Transfer shall not be prohibited or restricted and shall not require compliance with Section 3 or 4 of this Agreement if made to a Member of the Immediate Family of such Stockholder or, if such Stockholder is not a natural person, then to an Affiliate of such Stockholder (each such person being herein called a "Permitted Transferee"); provided, however, that in the event of any such Transfer, the Permitted Transferee shall take such transferred Shares subject to the provisions of this Agreement.

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     3.   RIGHT OF FIRST REFUSAL.

     (a) In the event that a Stockholder (a "Transferring Stockholder") proposes to Transfer any Shares pursuant to a bona fide offer from a third party which is not an Affiliate of the Transferring Stockholder, the Transferring Stockholder shall give the Company written notice of the price, terms and conditions of the proposed sale. The Company shall have ten days from the date of receipt of any such notice to agree to purchase up to all of such securities, for the price and upon the terms and conditions specified in the notice, by giving written notice to the Transferring Stockholder stating therein the quantity of securities to be purchased up to all of such securities.

     (b) In the event that the Company determines not to purchase all of the Shares that the Transferring Stockholder proposes to transfer within the ten day period specified in subsection (a), the Transferring Stockholder shall then give each other Stockholder written notice of the price, terms and conditions of the proposed sale (which shall be the same price, terms and conditions specified in the notice to the Company pursuant to subsection (a)). Each such other Stockholder shall have ten days from the date of receipt of any such notice to agree to purchase up to the Stockholder's Pro Rata Share of such securities, for the price and upon the terms and conditions specified in the notice, by giving written notice to the Transferring Stockholder stating therein the quantity of securities to be purchased up to such Stockholder's Pro Rata Share. If a Stockholder desires to purchase more than such Stockholder's Pro Rata Share, the Stockholder's notice shall so indicate. If less than all of the Shares that the Transferring Stockholder proposes to Transfer (other than Shares the Company agreed to purchase) have been subscribed for by the Electing Purchasers, the remaining available Shares shall be allocated among any over-subscribing Electing Purchasers pro rata according to the number of Shares then held by each such over-subscribing Electing Purchaser divided by the sum of the total number of Shares then held by all over-subscribing Electing Purchasers.

     (c) Subject to the provisions of Section 4, in the event the Stockholders fail to exercise their right of first refusal with respect to all of the Shares within the time period specified in subsection (b), the Transferring Stockholder shall have 60 days thereafter to sell the Shares not elected to be purchased at a price and upon terms and conditions no more favorable to the purchasers of such securities than specified in the notice to the Company pursuant to subsection (a). In the event the Transferring Stockholder has not sold such Shares within the 60 day period, the Transferring Stockholder shall not thereafter sell any of its Shares without first complying again with this
Section 3.

     4.   CO-SALE RIGHTS.

     (a) A Stockholder shall not Transfer any of its Shares (other than Shares which have been elected to be purchased by the Company or the other Stockholders pursuant to Section 3) until each of the other Stockholders shall have been given the opportunity, exercisable within ten days from the date of the notice to them as specified in Section 3, to sell to the proposed transferee or transferees, upon the same terms and conditions offered to the Transferring Stockholder, its Co-Sale Pro Rata Share of the shares proposed to be sold. The Stockholders participating in any such sale shall each pay a pro rata share of the reasonable expenses incurred by the Transferring Stockholder in connection therewith. To the extent one or more of the other Stockholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock which the Transferring Stockholder may sell pursuant to Section 3 shall be

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correspondingly reduced. Stockholders who fail to notify the Transferring
Stockholder within ten days after the notice given pursuant to Section 3 shall be deemed to have waived their rights under this Section 4. Any Transfer made pursuant to this Section 4 shall be consummated within 60 days of the date of the notice given pursuant to Section 3 and shall be conditioned upon the agreement of the Transferring Stockholder or proposed transferee or transferees that such Transferring Stockholder or proposed transferee or transferees will purchase each Stockholder's Co-Sale Pro Rata Share of the Shares proposed to be sold. The right of participation of each of the Stockholders (other than the Transferring Stockholder) shall be subject to delivery by a participating Stockholder to the Transferring Stockholder of one or more certificates, properly endorsed for transfer, which represent the number of Shares which the Stockholder elects to sell pursuant to this Section 4.

     (b) The stock certificates which the other Stockholders deliver to the Transferring Stockholder pursuant to subsection (a) shall be transferred by the Transferring Stockholder to the proposed transferee or transferees in consummation of the sale of the Shares pursuant to the terms and conditions specified in the Section 3 notice to the Stockholders, and the Transferring Stockholder shall promptly thereafter remit to each Stockholder that portion of the sale proceeds to which the Stockholder is entitled by reason of its participation in such sale.

     (c) The exercise or nonexercise of the rights of the Stockholders hereunder to participate in one or more sales of Shares made by a Transferring Stockholder shall not adversely affect their rights to participate in subsequent sales of Shares by a Transferring Stockholder.

     5. EXCEPTIONS. The restrictions set forth in Sections 3 and 4 shall not pertain or apply to (i) with respect to Section 4 only, ten percent of the Shares held by the Transferring Stockholder as of the date of such Stockholder's execution of this Agreement, (ii) any pledge of Common Stock made by the Transferring Stockholder which creates a mere security interest, provided the pledgee shall furnish the Company with a written agreement to be bound by and comply with all provisions of this Agreement applicable to the Transferring Stockholder, (iii) any transfer in connection with a merger, consolidation, reorganization or any other similar corporate transaction involving the Company, which transaction is approved by the Board of Directors of the Company, and (iv) any transfer in connection with an underwritten public offering of the Common Stock registered under the Securities Act of 1933.

     6.   PRE-EMPTIVE RIGHTS.

     (a) The Company hereby grants to each of the Stockholders the right of first refusal to purchase such Stockholder's Pre-Emptive Pro-Rata Share of any New Securities that the Company may, from time to time, propose to sell and issue. In the event that the Company proposes to undertake an issuance of New Securities, it shall give each Stockholder written notice of its intention, describing the type of New Securities, the price and the general terms upon which the Company proposes to issue the same. Each Stockholder shall have 15 days from the effective date of any such notice to agree to purchase up to its Pre-Emptive Pro Rata Share of such New Securities for the price and upon the general terms specified in the notice by delivering written notice to the Company and stating therein the quantity of New Securities to be purchased. If a Stockholder desires to purchase more than its Pre-Emptive Pro Rata Share of such New Securities, it shall so indicate in the notice. If less than all of the New Securities are subscribed for by the Stockholders, the remaining available New Securities shall be allocated among any over-subscribing Stockholders pro rata according to the number of Shares then held by each such Stockholder divided by the sum of the total number of Shares then held by all over-subscribing Stockholders.

     (b) In the event that the Stockholders fail to exercise in full the right of first refusal within said 15 day period, the Company shall have 90 days thereafter to sell the New Securities with respect to which the Stockholders' rights were not exercised, at a price and upon general terms no more favorable to the purchasers thereof than specified in the Company's notice. In the event the Company has not sold the New Securities within such 90 day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities to the Stockholders in the manner provided in this
Section 6.

     7. FINANCIAL INFORMATION. The Company will furnish the following reports to each of the Stockholders for so long as such Stockholder beneficially owns at least 5% of the issued and outstanding shares of Capital Stock:

     (a) As soon as practicable after the end of each fiscal year, a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of such fiscal year, and a consolidated statement of income and consolidated statement of changes in financial position of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, audited and certified by independent public accountants of nationally recognized standing selected by the Company, and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail.

     (b) As soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company (commencing with the third quarter of 1998), a consolidated balance sheet of the Company and its subsidiaries, if any, as of the end of each such quarterly period, and a consolidated statement of income and consolidated statement of changes in financial condition of the Company and its subsidiaries for such period, and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial or accounting officer of the Company.

     8. LEGEND ON CERTIFICATES. All certificates evidencing shares of Common Stock now or hereinafter issued to the Stockholders will bear legends substantially as follows:

          The shares represented by this certificate and any transfer thereof, whether voluntary or by operation of law, are subject to a Stockholders Agreement dated as of June 19, 1998, between LKQ Corporation and its stockholders, a copy of which is on file with the Secretary of LKQ Corporation. Any transfer hereof in conflict therewith, or in derogation thereof, is void and of no legal force and effect or validity whatsoever.

          The shares represented by this certificate were issued in reliance on exemptions from the registration requirements of the Securities Act of 1933 (the "Act"), and may not be sold, assigned, pledged, or otherwise transferred in the absence of an effective registration under the Act covering the transfer, or an opinion of counsel, satisfactory to the Company, that registration under the Act is not required.

     9. VOTING AGREEMENTS. (a) Each Stockholder shall vote all Capital Stock held by such Stockholder, execute and deliver such further documents and take such further action, all as shall be necessary to carry out the purposes and intent of this Agreement.

          (b) Each Stockholder shall vote the Capital Stock owned by such Stockholder in favor of an amendment to the bylaws of the Company only if each Stockholder which beneficially owns Capital Stock of the Company having at least 15% of the voting power of the Company votes in favor of such amendment.

          (c) Each Stockholder represents that it is not a party to and agrees that it shall not become a party to any voting agreement as described in Section 218(c) of the Delaware General Corporation Law, except as otherwise set forth in this Agreement and the Voting Agreement dated as of June 19, 1998 by and among Republic Industries, Inc., Donald F. Flynn and his family members and their affiliates, Dean L. Buntrock and Paul M. Montrone.

     10. POOLING TRANSACTIONS. Each Stockholder agrees that it will vote all of its Shares in favor of a transaction involving the sale of the Company intended to qualify as a pooling-of-interests transaction (whether in the form of a merger, consolidation or similar corporate transaction, a stock-for-stock transaction, or a sale of all or substantially all of the assets of the Company) if (a) more than 80% of the outstanding shares of Capital Stock of the Company are voted in favor of such transaction, and (b) each Stockholder which beneficially owns Capital Stock of the Company having at least 15% of the voting power of the Company votes in favor of such transaction.

     11. TERM OF THIS AGREEMENT. This Agreement shall continue in full force and effect until (a) terminated by the consent of the Stockholders beneficially owning at least a majority of the Shares (which must include the consent of each Stockholder which beneficially owns Capital Stock of the Company having at least 15% of the voting power of the Company); (b) any one Stockholder acquires all of the Shares; or (c) the closing of the initial public offering of the Capital Stock of the Company.

     12. THIS AGREEMENT GOVERNS. In the event of any inconsistency between this Agreement and any of the bylaws or resolutions of the board of directors or the stockholders of the Company whether now existing or hereafter adopted, this Agreement shall prevail and govern in the matter, and each of the Stockholders hereby agrees that it will not, whether as a stockholder, director or officer, cause the Company to take any action inconsistent with this Agreement. No shares of Capital Stock will be transferred on the books of the Company, nor will any Transfer be effective, nor shall any additional shares or any rights or options to acquire any shares be valid or effective, unless and until such action is in compliance with all of the terms and conditions of this Agreement.

     13. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall inure to the benefit of the respective parties hereto, and to the extent permitted hereby, their respective successors, personal representatives, spouses, legatees, heirs and assigns, but the foregoing does not imply, nor is it intended to modify the obligations of the parties hereto with respect to transferring or acquiring shares of Capital Stock or any interest therein, except in accordance with the terms of this Agreement.

     14. ASSURANCES. The Stockholders, by the signing hereof, hereby agree to execute and deliver such other documents and agreements, including but not limited to assignments, bills of sale, stock powers, or resolutions, as may be reasonably necessary, desirable or convenient in order to effectuate the purposes of this Agreement.

     15. HEADINGS. All section headings and paragraph titles or captions contained in this Agreement are for convenience of reference only and shall not be deemed to modify, describe, limit, extend or define the terms hereof, or the scope of this Agreement, nor are they relevant to the intent of any provision hereof.

     16. PRONOUNS. All pronouns and any variations thereof shall be deemed to refer to the neutral, masculine, feminine, singular and plural as the identity of that person referred to requires.

     17. NOTICE. All notices, requests, demands, consents and other communications required or permitted to be given pursuant to this Agreement shall be in writing and delivered by hand, by overnight courier delivery service or by certified mail, return receipt requested, postage prepaid. Notices shall be deemed given when actually received, which shall be deemed to be not later than the next business day if sent by overnight courier or after five business days if sent by mail. Notice to Stockholders shall be made to the address listed on the stock transfer records of the Company. Any notice to a party to this Agreement may include a provision stating that failure to respond to the notice within ten business days of receipt thereof (or such longer period of time as otherwise provided in this Agreement with respect to a specified notice) shall be deemed to be the consent of such party to the matter set forth in such notice, and all other parties to this Agreement shall be entitled to rely and act on such consent.

     18. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     19. VALIDITY. If any provision in this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalid, illegal or unenforceable provision shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     20. AMENDMENTS. It is mutually understood and agreed that this Agreement sets forth the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and that this Agreement supersedes all prior agreements and understandings among the parties hereto and shall not be supplemented, modified or amended except by a written instrument, dated subsequent to the date hereof, signed by (a) a duly authorized officer of the

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Company; and (b) Stockholders beneficially owning at least a majority of the
Shares (which concurrence must include each Stockholder which beneficially owns Capital Stock having at least 15% of the voting power of the Company).

     21. REMEDIES. The parties hereto acknowledge the Capital Stock is a unique chattel and possesses a special, unique and extraordinary character, which would make it difficult to assess the monetary damage which any party hereto would sustain in the event of a breach of this Agreement. The parties hereto expressly recognize and agree that irreparable injury would be caused to any party to this Agreement by a breach of any of the terms or conditions of this Agreement, and therefore agree that the equitable remedies of specific performance or preliminary or injunctive relief would be appropriate in the event of a breach of this Agreement, provided that such remedies shall not be exclusive of other remedies available.

     22. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware (without regard to the conflict laws thereof).

                            *          *          *

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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the day and year first above written.

STOCKHOLDERS:

                                  LKQ CORPORATION


/s/Dean L. Buntrock               By: /s/Thomas B. Raterman
---------------------------           ------------------------------------------
Dean L. Buntrock                  Name:  Thomas B. Raterman
                                  Title: Senior V.P. & Chief Financial Officer


/s/John J. Cull
------------------------------------
John J. Cull


W.F. DOOLEY TRUST U/A DATED MAY 1, 1973
F/B/O W.F. DOOLEY


/s/W.F. Dooley, Trustee
------------------------------------
Name:  W.F. Dooley
Title: Trustee


/s/Edwin Falkman
------------------------------------
Edwin Falkman


BRIAN J. FLYNN JUNE, 1992
  NON-EXEMPT TRUST


By: /s/Brian J. Flynn
    ----------------------------------------
Name:  Brian J. Flynn
Title: Trustee

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DONALD F. FLYNN 1993 TRUST


By: /s/Donald F. Flynn
    --------------------------------
Name:  Donald F. Flynn
Title: Trustee


FLYNN 1998 GRANDCHILDREN'S TRUST


By: /s/Kevin F. Flynn
    --------------------------------
Name:  Kevin F. Flynn
Title: Co-Trustee


By: /s/Brian J. Flynn
    ----------------------------------------
Name:  Brian J. Flynn
Title: Co-Trustee


FLYNN 1995 REVOCABLE TRUST


By: /s/Robert W. Flynn
    --------------------------------
Name:  Robert W. Flynn
Title: Trustee


KEVIN F. FLYNN JUNE, 1992
  NON-EXEMPT TRUST


By: /s/Kevin F. Flynn
    --------------------------------
Name:  Kevin F. Flynn
Title: Trustee

MICHAEL R. FLYNN 1994 EXEMPT TRUST


By: /s/Michael R. Flynn
    --------------------------------
Name:  Michael R. Flynn
Title: Co-Trustee


PATRICK F. FLYNN 1994 EXEMPT TRUST


By: /s/Patrick F. Flynn
    --------------------------------
Name:  Patrick F. Flynn
Title: Trustee


/s/Jeffrey Klein
------------------------------------
Jeffrey Klein


/s/John T. McCarthy
------------------------------------
John T. McCarthy


/s/Paul M. Meister
------------------------------------
Name:  Paul M. Meister
Title: Vice President & Treasurer


/s/Mark Pytosh
------------------------------------
Mark Pytosh


QRP INVESTMENT COMPANY, LLC


By: /s/Donald F. Flynn
    --------------------------------
Name:  Donald F. Flynn
Title: As sole stockholder of Flynn Enterprises, Inc.,
       sole manager of Subscriber

REPUBLIC INDUSTRIES, INC.


By: /s/Thomas W. Hawkins
    --------------------------------
Name:  Thomas W. Hawkins
Title: Senior Vice President of Corporate Development


/s/Gerald E. Seegers
-------------------------------------
Gerald E. Seegers


/s/Rodger Welker
-------------------------------------
Rodger Welker

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The entities set forth below under STOCKHOLDERS (hereinafter, the "Stockholders") are parties to a transaction pursuant to which the Stockholders will become owners of shares of common stock of the Company. The addition of the Stockholders as parties to the Stockholders Agreement is a condition to the obligations of the Stockholders and the Company to consummate such transaction. Each of the Stockholders acknowledges that it has read the Stockholders Agreement in its entirety. By its signature below, each of the Stockholders agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

         This Addendum is dated as of the 15th day of July, 1998.


LKQ CORPORATION                       STOCKHOLDERS:


By: /s/Thomas B. Raterman             /s/H. Bradley Willen, Trustee
    -------------------------------   ------------------------------------------
Name:    Thomas B. Raterman           H. Bradley Willen, Trustee of the Stuart
Title:   Senior Vice President and    Willen Irrevocable Trust f/b/o Jacob
         Chief Financial Officer      Leonard Willen dated December 31, 1996


                                      /s/H. Bradley Willen, Trustee
                                      ------------------------------------------
                                      H. Bradley Willen, Trustee of the Stuart
                                      Willen Irrevocable Trust f/b/o Thomas V.
                                      Willen dated December 31, 1996


                                      /s/H. Bradley Willen, Trustee
                                      ------------------------------------------
                                      H. Bradley Willen, Trustee of the Stuart
                                      Willen Irrevocable Trust f/b/o Claudia
                                      Rae Willen dated December 31, 1996


                                      /s/Todd David Willen, Trustee
                                      ------------------------------------------
                                      Todd David Willen, Trustee of the Stuart
                                      Willen Irrevocable Trust f/b/o Allison
                                      Lynn Willen dated December 31, 1996


                                      /s/Todd D. Willen, Trustee
                                      ------------------------------------------
                                      Todd D. Willen, Trustee of the Stuart
                                      Willen Irrevocable Trust f/b/o Emily
                                      Victoria Willen dated December 31, 1996

                                      /s/Stuart P. Willen, Trustee
                                      ------------------------------------------
                                      Stuart P. Willen, Trustee of the Stuart P.
                                      Willen Grantor Trust dated July 1, 1998


                                      /s/H. Bradley Willen, Trustee
                                      ------------------------------------------
                                      H. Bradley Willen, Trustee of the
                                      H. Bradley Willen Grantor Trust dated
                                      July 1, 1998


                                      /s/Todd D. Willen
                                      ------------------------------------------
                                      Todd D. Willen, Trustee of the Todd D.
                                      Willen Grantor Trust dated July 1, 1998

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT


     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Leonard A. Damron III (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 29th day of July, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                     /s/Leonard A. Damron III
    -----------------------------             ----------------------------------
Name:                                         Leonard A. Damron III
Title:

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT


     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Gary F. Middleton (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of July, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                     /s/Gary F. Middleton, President
    ---------------------------               ----------------------------------
Name:                                         Gary F. Middleton
Title:

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Mark A. Pirtle (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of July, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                   /s/Mark A. Pirtle
    --------------------------              ------------------------------------
Name:                                       Mark A. Pirtle
Title:

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Gary L. Ackerman (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 7th day of August, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                   /s/Gary L. Ackerman
    --------------------------              ------------------------------------
Name:                                       Gary L. Ackerman
Title:

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT


     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Robert H. Ackerman (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 7th day of August, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman               /s/Robert H. Ackerman
    --------------------------          ----------------------------------------
Name:                                   Robert H. Ackerman
Title:

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT


     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Lunn-LKQ, LLC (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. By its signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 23rd day of December, 1998.


LKQ CORPORATION                             LUNN-LKQ, LLC


By: /s/Thomas B. Raterman                   /s/Robert J. Lunn
    --------------------------------        ------------------------------------
     Thomas B. Raterman                     Name:  Robert J. Lunn
     Senior Vice President and Chief        Title: Managing Member of Lunn
                                                   Partners, LLC

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                   /s/Jerome D. Girsch
    ------------------------------------    ------------------------------------
     Thomas B. Raterman                     Jerome D. Girsch
     Senior Vice President and Chief
     Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                    /s/Bradley J. Girsch
    -----------------------------------      ----------------------------------
    Thomas B. Raterman                       Bradley J. Girsch
    Senior Vice President and Chief
    Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                    /s/Rebecca M. Girsch
    -----------------------------------      ----------------------------------
    Thomas B. Raterman                       Rebecca M. Girsch
    Senior Vice President and Chief
    Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                    /s/Michael J. Girsch
    -----------------------------------      ----------------------------------
    Thomas B. Raterman                       Michael J. Girsch
    Senior Vice President and Chief
    Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                    /s/Gregory J. Girsch
    -----------------------------------      ----------------------------------
    Thomas B. Raterman                       Gregory J. Girsch
    Senior Vice President and Chief
    Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 16th day of December, 1998.


LKQ CORPORATION


By: /s/Thomas B. Raterman                    /s/Leslie M. Girsch
    -----------------------------------      ----------------------------------
    Thomas B. Raterman                       Leslie M. Girsch
    Senior Vice President and Chief
    Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Donald Egelseer (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Donald Egelseer
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Donald Egelseer
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Alan Egelseer (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Alan Egelseer
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Alan Egelseer
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Ronald Egelseer (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Ronald Egelseer
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Ronald Egelseer
Title: Senior Vice President and
       Chief Financial Officer

                                     ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Randy Wittig (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By his signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Randy Wittig
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Randy Wittig
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Archie H. Wright and E. Kathleen Wright, as joint tenants (hereinafter, collectively, the "Stockholder") are parties to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that it has read the Stockholders Agreement in its entirety. By the signatures below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Archie H. Wright
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Archie H. Wright
Title: Senior Vice President and
       Chief Financial Officer
                                             /s/E. Kathleen Wright
                                             ----------------------------------
                                             E. Kathleen Wright

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. D&R Auto Parts, Inc. (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that it has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

                                             D&R AUTO PARTS, INC.

By: /s/Thomas B. Raterman                    /s/Darrell A. Ibach, Sr.
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Name:  Darrell A. Ibach, Sr.
Title:   Senior Vice President and           Title: President
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Barry Lieberman and Lillian L. Lieberman, Co-Trustees of The Lieberman Family Turst Dated March 15, 1994 (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Michael Mattes                        /s/Barry Lieberman
    -----------------------------------      ----------------------------------
Name:    Michael Mattes                      Barry Lieberman, Co-Trustee of The
Title:   Vice President                      Lieberman Family Trust, Dated
                                             March 15, 1994

By: /s/Victor M. Casini                      /s/Lillian L. Lieberman
    -----------------------------------      ----------------------------------
Name:    Victor M. Casini                    Lillian L. Lieberman, Co-Trustee of
Title:   Secretary                           The Lieberman Family Trust, Dated
                                             March 15, 1994

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Alex Lieberman and Katie R. Lieberman, Co-Trustees of The Lieberman Family Trust Dated February 25, 1997 (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Michael Mattes                        /s/Alex Lieberman
    -----------------------------------      ----------------------------------
Name:    Michael Mattes                      Alex Lieberman, Co-Trustee of The
Title:   Vice President                      Lieberman Family Trust, Dated
                                             February 25, 1997

By: /s/Victor M. Casini                      /s/Katie R. Lieberman
    -----------------------------------      ----------------------------------
Name:    Victor M. Casini                    Katie R. Lieberman, Co-Trustee of
Title:   Secretary                           The Lieberman Family Trust, Dated
                                             February 25, 1997

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Herb Lieberman, Trustee of The Lieberman Living Trust Dated July 8, 1996 (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Michael Mattes                        /s/Herb Lieberman
    -----------------------------------      ----------------------------------
Name:    Michael Mattes                      Herb Lieberman, Trustee of The
Title:   Vice President                      Lieberman Living Trust, Dated
                                             July 8, 1996

By: /s/Victor M. Casini
    -----------------------------------
Name:    Victor M. Casini
Title:   Secretary

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. JJ&D, Inc., an Alabama corporation (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that it has read the Stockholders Agreement in its entirety. By its signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 31st day of December, 1998.


LKQ CORPORATION                              JJ&D, INC.

By: /s/Thomas B. Raterman                    /s/Johnny W. Davis
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Name:  Johnny W. Davis
Title:   Senior Vice President and           Title: President
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Steven Jones (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 28th day of February, 1999.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Steven Jones
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Steven Jones
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Mark Fitzgibbons (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 28th day of February, 1999.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Thomas B. Raterman                    /s/Mark Fitzgibbons
    -----------------------------------      ----------------------------------
Name:    Thomas B. Raterman                  Mark Fitzgibbons
Title: Senior Vice President and
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. William Kikendall (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 28th day of February, 1999.


LKQ CORPORATION                              SHAREHOLDER

By: /s/Jerome D. Girsch                      /s/William G. Kikendall
    -----------------------------------      ----------------------------------
Name:  Jerome D. Girsch                      William G. Kikendall
Title: Senior Vice President-Development

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Ronald L. Kikendall (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The addition of the Stockholder, as a party to the Stockholders Agreement is a condition to the obligations of the Stockholder and the Company to consummate such transaction. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 28th day of February, 1999.

LKQ CORPORATION                              SHAREHOLDER

By: /s/Jerome D. Girsch                      /s/Ronald L. Kikendall
    -----------------------------------      ----------------------------------
Name:  Jerome D. Girsch                      Ronald L. Kikendall
Title: Senior Vice President-Development

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 9th day of February, 1999.


LKQ CORPORATION

By: /s/Joseph M. Holsten                     /s/Thomas B. Raterman
    -----------------------------------      ----------------------------------
    Joseph M. Holsten                        Thomas B. Raterman
    President and Chief Executive Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. The Stockholder acknowledges that he has read the Stockholders Agreement in its entirety. By the Stockholder's signature below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 12th day of February, 1999.


LKQ CORPORATION

By: /s/Joseph M. Holsten                     /s/Frank P. Erlain
    -----------------------------------      ----------------------------------
    Joseph M. Holsten                        Frank P. Erlain
    President and Chief Executive Officer

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                          /s/Sherri S. Ackerman
    ---------------------------------------      -------------------------------
Name:    Victor M. Casini                        Name:  Sherri S. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Rebecca S. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Rebecca S. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Gary L. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:   Gary L. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Sherri S. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Rebecca S. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Rebecca S. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Daniel L. Evenson
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Daniel L. Evenson
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman. ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Daniel L. Evenson
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Daniel L. Evenson
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Mark W. Sievert
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Mark W. Sievert
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Mark W. Sievert
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Mark W. Sievert
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Sherri S. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Sarah J. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:   Sarah J. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Gary L. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Sarah J. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:   Sarah J. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 28th day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Tara A. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Tara A. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 28th day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Robert H. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:  Robert H. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Tiffany S. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:   Tiffany S. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of August 7, 1998 (the "Merger Agreement") among the Company, Robert H. Ackerman ("Ackerman"), and others. Ackerman proposes to transfer the shares of common stock of the Company to the undersigned (hereinafter, the Stockholder"). The Stockholder acknowledges that he/she has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By his/her signature below, the Stockholder agrees
(i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and (ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 22nd day of December, 1998.


LKQ CORPORATION

By: /s/Victor M. Casini                        /s/Travis J. Ackerman
    ---------------------------------------    ---------------------------------
Name:    Victor M. Casini                      Name:   Travis J. Ackerman
Title:   Vice President and General Counsel

                                    ADDENDUM
                                       TO
                        STOCKHOLDERS AND MERGER AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998 (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. Reference is also made to the Agreement and Plan of Merger dated as of July 29, 1998 (the "Merger Agreement") among the Company, Leonard A. Damron ("Damron"), and others. Damron proposes to transfer the shares of common stock of the Company to LD III Limited Partnership (hereinafter, the Stockholder"). The Stockholder acknowledges that it has read the Stockholders Agreement and Section 10.2 of the Merger Agreement in their entirety. By its signature below, the Stockholder agrees (i) to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made; and
(ii) to be bound by all of the terms and conditions of Section 10.2 of the Merger Agreement.

     This Addendum is dated as of the 24th day of December, 1998.


LKQ CORPORATION                              LD III LIMITED PARTNERSHIP

By: /s/Thomas B. Raterman                    /s/Leonard A. Damron III
    ---------------------------------------  ----------------------------------
Name:    Thomas B. Raterman                  Name:  Leonard A. Damron III
Title:   Senior Vice President and           Title:
       Chief Financial Officer

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998, (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. By the signatures below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 18th day of August, 1999.


LKQ CORPORATION                              LUNN-LKQ #2, LLC


By: /s/Victor M. Casini                      /s/Robert J. Lunn
    ---------------------------------------  -----------------------------------
Name:  Victor M. Casini                      Name:  Robert J. Lunn
Title: Vice President and General Counsel    Title: Manager
                                                    Lunn Partners, LLC

                                    ADDENDUM
                                       TO
                             STOCKHOLDERS AGREEMENT

     Reference is made to the Stockholders Agreement dated as of June 19, 1998, (the "Stockholders Agreement") among LKQ Corporation (the "Company") and the stockholders of the Company, a copy of which is attached hereto. The undersigned (hereinafter, the "Stockholder") is a party to a transaction pursuant to which the Stockholder will become an owner of shares of common stock of the Company. By the signatures below, the Stockholder agrees to be bound by all of the terms and conditions of, and the Company agrees that the Stockholder shall be entitled to all of the rights and benefits of, the Stockholders Agreement, as if the Stockholder was a "Stockholder" (as defined in the Stockholders Agreement) from the date it was originally made.

     This Addendum is dated as of the 18th day of August, 1999.


LKQ CORPORATION                              PMM LKQ INVESTMENTS
                                             LIMITED PARTNERSHIP II


By: /s/Victor M. Casini                      /s/Paul M. Meister
    ---------------------------------------  -----------------------------------
Name:  Victor M. Casini                      Name:  Paul M. Meister
Title: Vice President and General Counsel    Title: Manager-Member, PMM LKQI GP,
                                             LLC (the general partner of PMM
                                             LKQ Investments Limited
                                             Partnership II)